STOCK SUBSCRIPTION AGREEMENT

THIS STOCK SUBSCRIPTION AGREEMENT, dated as of May 22, 2012, is entered into by and between RED BATTLE CORP., a Delaware corporation (the “Corporation”), and PERSHING GOLD CORPORATION, a Nevada corporation (the “Subscriber”).

WITNESSETH

WHEREAS, the authorized capital stock of the Corporation consists of three thousand (3,000) shares of common stock, par value $0.0001 per share (the “Common Stock”); and

WHEREAS, the Corporation desires to issue and sell to the Subscriber, and the Subscriber desires to subscribe to and accept from the Corporation one thousand (1,000) shares of Common Stock upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the above, the parties hereby agree as follows:

1.           The Corporation agrees to issue and sell to the Subscriber, and the Subscriber agrees to subscribe to and purchase from the Corporation, one thousand (1,000) shares of Common Stock (the “Shares”) for a purchase price of $0.01 per Share.

2.           Upon the issuance of the Shares, the Subscriber agrees to pay the aggregate purchase price for the Shares, in an amount equal to TEN DOLLARS ($10.00). At such time as payment is made, the Corporation agrees to deliver to the Subscriber a certificate (the “Certificate”) representing the shares of Common Stock being subscribed to and paid for by the Subscriber, which shares of Common Stock represented by the Certificate shall be duly authorized, validly issued, fully paid and nonassessable. The Certificate shall be properly legended to reflect that the shares of Common Stock represented by the Certificate are not registered under the Securities Act of 1933, as amended (the “Securities Act”).

3.           The Corporation represents and warrants that the Shares, when issued, will be duly authorized, validly issued, fully paid and nonassessable.

4.           The Subscriber represents that such Shares are being acquired for its own account, for investment and not with a view to the distribution or resale thereof. The Subscriber understands that such Shares have not been registered under the Securities Act or any state securities or “blue sky” laws by reason of their issuance in a transaction exempt from the registration requirements thereunder and may not be resold unless a subsequent disposition thereof is registered thereunder (the Corporation being under no obligation to so register) or is exempt from registration thereunder.

5.           As evidence of the restriction on transfer, the following legend (or a substantially similar legend) will be placed on the Certificate or Certificates evidencing the Shares:

“THE REGISTERED HOLDER HEREOF HAS REPRESENTED TO THE ISSUER OF THE SHARES REPRESENTED HEREBY THAT IT HAS ACQUIRED SUCH SHARES FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION. ACCORDINGLY, SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUBSEQUENTLY REGISTERED THEREUNDER OR AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.”

The Corporation may give appropriate stop-transfer instructions to any transfer agent for the Shares.

[Signature Page Follows]

[SIGNATURE PAGE TO STOCK SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the parties have executed and delivered this Stock Subscription Agreement as of the date first written above.

RED BATTLE CORP.

By: ____________________________
        Name: David Rector
        Title:   President and Chief Executive Officer

PERSHING GOLD CORPORATION

By: ____________________________
        Name: Stephen Alfers
        Title:   President and Chief Executive Officer

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